Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

BY AND BETWEEN

NETLIST, INC.,

AND

SVIC NO. 28 NEW TECHNOLOGY BUSINESS INVESTMENT L.L.P.

NOVEMBER 18, 2015

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of November 18, 2015 by and between Netlist, Inc., a Delaware corporation (the “Company”) and SVIC No. 28 New Technology Business Investment L.L.P., a Korean limited liability partnership (together with its designated affiliates, the “Investor”).  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Purchase Agreement (defined below).

RECITALS

WHEREAS, pursuant to the Senior Secured Convertible Promissory Note and Warrant Purchase Agreement, dated as of November 18, 2015, by and between the Company and the Investor (the “Purchase Agreement”), the Company has agreed to issue and sell to the Investor (i) a Senior Secured Convertible Promissory Note (the “Note”) in the principal amount of $15,000,000 and (ii) a Common Stock Purchase Warrant to purchase up to 2,000,000 shares of Common Stock (the “Warrant”);

WHEREAS, the obligations of the Company and the Investor under the Purchase Agreement are conditioned upon, among other things, the execution and delivery of this Agreement by the Company and the Investor.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

ARTICLE I                             DEFINITIONS

1.1                               Definitions.  As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

“Affiliate” means any Person who is an “affiliate” as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

“Agreement” means this Agreement as the same may be amended, supplemented or modified in accordance with the terms hereof.

“Board of Directors” means the Board of Directors of the Company.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in the State of New York are authorized or required by law or executive order to close.

“Charter Documents” means the Certificate of Incorporation and the Bylaws of the Company, each as may be amended from time to time.

“Closing Date” has the meaning set forth in the Purchase Agreement.

“Common Stock” means the common stock, par value $0.001 per share, of the Company and any other capital stock of the Company into which such stock is reclassified or reconstituted, and any securities of the Company or any successor which may be issued on or after the date hereof in respect of, or in exchange for, shares of Common Stock pursuant to, among others, merger, consolidation, stock split, stock dividend, recapitalization of the Company or otherwise.

“Common Stock Equivalents” means any security or obligation which is by its terms, directly or indirectly, substantively analogous to, convertible into or exchangeable or exercisable into or for shares of Common Stock, including, without limitation, any option, warrant or other subscription or purchase right with respect to Common Stock.

“Company” has the meaning set forth in the preamble to this Agreement.

“Company Underwriter” has the meaning set forth in Section 4.1.

“Demand” has the meaning set forth in Section 3.1(a).

“Designated Holder” means the Investor and any permitted transferee of the Investor to whom Registrable Securities have been transferred in accordance with Section 9.5 of this Agreement, other than a transferee to whom Registrable Securities have been transferred pursuant to a Registration Statement under the Securities Act or Rule 144 or Regulation S under the Securities Act (or any successor rules thereto), but in each case solely for so long as such Investor or transferee continues to be a holder of Registrable Securities.

“Dollars,” “dollars” and “$” has the meaning set forth in Section 9.12.

“Eligible Market” has the meaning set forth in the definition of “Trading Day” as set forth in this Section 1.1.

“Effectiveness Period” has the meaning set forth in Section 3.2(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder.

“FINRA” means the Financial Industry Regulatory Authority (or any successor entity thereto).

“Governmental Authority” means the government of any nation, state, province, city, locality or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

“Holder’s Counsel” has the meaning set forth in Section 6.1(a).

“Incidental Registration” has the meaning set forth in Section 4.1.

“Indemnified Party” has the meaning set forth in Section 7.3.

“Indemnifying Party” has the meaning set forth in Section 7.3.

“Investor” has the meaning set forth in the preamble to this Agreement and shall also include any permitted transferee thereof.

“Inspector” has the meaning set forth in Section 5.2(b).

“Issuance Date” means the date on which the Registrable Securities are issued upon conversion of the Note or exercise of the Warrant.

“Liability” has the meaning set forth in Section 7.1.

“Other Stockholders” has the meaning set forth in Section 4.1.

“Person” means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

“Plan of Distribution” has the meaning set forth in Section 3.1(a).

“Purchase Agreement” has the meaning set forth in the recitals to this Agreement.

“Records” has the meaning set forth in Section 5.2(b).

“Registrable Securities” means, subject to Section 2.2 below (a) shares of Common Stock issued upon conversion of the Note or upon the exercise of the Warrant; and (b) any Common Stock issued as

(or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the securities referenced in clause (a) above.

“Registration Expenses” has the meaning set forth in Section 6.3.

“Registration Statement” means a registration statement filed pursuant to the Securities Act.

“Required Effectiveness Date” means the date that is forty-five (45) days from the Required Filing Date; provided, that, if the SEC reviews and has written comments to the filed Registration Statement, then the Required Effectiveness Date under this clause shall be five (5) Business Days following the date the SEC or the Staff notifies the Company that it will not review the Registration Statement or that the Company may request effectiveness of the Registration Statement.

“Required Filing Date” has the meaning set forth in Section 3.1.

“SEC” means the United States Securities and Exchange Commission or any similar or successor agency then having jurisdiction to enforce the Securities Act.

“SEC Approved Registrable Securities” means Registrable Securities other than SEC Non-Registrable Securities.

“SEC Non-Registrable Securities” means the Registrable Securities excluded from the Registration Statement either pursuant to Section 3.2(b) because the SEC or the Staff has indicated through comment letters or otherwise that such securities are not eligible to be resold under Rule 415 of the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Staff” has the meaning set forth in Section 3.2(b).

“Trading Day” means (a) any day on which the Common Stock is listed or quoted and traded on any national securities exchange, market or trading or quotation facility on which the Common Stock is then listed or quoted (an “Eligible Market”), or (b) if the Common Stock is not then listed or quoted and traded on any Eligible Market, then a day on which trading occurs on the OTC Bulletin Board (or any successor thereto), or (c) if trading ceases to occur on the OTC Bulletin Board (or any successor thereto), any Business Day.

“Underwriter Identification” has the meaning set forth in Section 3.2(b).

“Warrant” has the meaning set forth in the recitals to this Agreement.

ARTICLE II                                                        GENERAL; SECURITIES SUBJECT TO THIS AGREEMENT

2.1                               Grant of Rights.  The Company hereby grants registration rights to the Designated Holder upon the terms and conditions set forth in this Agreement.

2.2                               Registrable Securities.  For the purposes of this Agreement, securities of the Company listed in clauses (a) and (b) of the definition of “Registrable Securities” in Section 1.1 hereof will cease to be Registrable Securities, when (i) a Registration Statement covering such Registrable Securities has been declared effective under the Securities Act by the SEC and all such Registrable Securities have been sold or transferred pursuant to such effective Registration Statement, (ii) the entire amount of the Registrable Securities owned by a Designated Holder may be sold in a single sale, in the opinion of counsel satisfactory to the Company and such Designated Holder, each in their reasonable judgment (it being agreed that DLA Piper LLP (US) shall be satisfactory counsel), without any limitation as to volume pursuant to Rule 144 (or any successor provision then in effect) under the Securities Act or (iii) such Registrable Securities have been sold pursuant to Rule 144 under the Securities Act.

2.3                               Holder of Registrable Securities.  A Person is deemed to be a holder of Registrable Securities whenever such Person owns of record Registrable Securities, or holds an option to purchase, or a security convertible into or exercisable or exchangeable for, Registrable Securities whether or not such acquisition or conversion has actually been effected.  If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of the instructions, notice or election received from the record owner of such Registrable Securities.

ARTICLE III                                                   DEMAND REGISTRATION

3.1                               Demand Registration Rights.

(a)                                 Subject to the conditions of this ARTICLE III, if at any time or from time to time following the Issuance Date, the Company receives a written request from the Investor (a “Demand”) that the Company file a registration statement under the Securities Act covering the registration for resale of the Registrable Securities, then the Company shall, within thirty (30) days of the receipt thereof (the “Required Filing Date”), file with the SEC a registration statement pursuant to Rule 415 of the Securities Act (the “Registration Statement”) on Form S-3 (or any successor form thereto), or if Form S-3 may not be used by the Company pursuant to applicable law, on Form S-1 (or any successor form thereto) with respect to the resale, from time to time, covering all of the Registrable Securities held by the Designated Holder.  The Registration Statement shall contain substantially the “Plan of Distribution” attached hereto as Exhibit A.  The disposition of Registrable Securities from the Registration Statement may occur, at any time, in one or more underwritten offerings, block transactions, broker transactions, at-market transactions or in such other manner or manners as may be specified by the applicable Designated Holder.  Notwithstanding the above, if the Company is required to file the Registration Statement on a Form S-1, then the Company shall have sixty (60) days from the Demand to prepare and file the Registration Statement and the Required Filing Date shall be, in such case, the sixtieth (60th) day after the Demand.

(b)                                 Notwithstanding the foregoing, the Company shall not be required to effect a registration pursuant to this ARTICLE III if the Company shall furnish to the Designated Holder requesting a registration statement pursuant to this Section 3 a certificate signed by the Company’s Chief Executive Officer or Chairman of the Board of Directors stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time.  In such case, the Company shall have the right to defer such filing for a period of not more than one hundred twenty (120) days after receipt of the Demand of the Investor, provided that such right shall be exercised by the Company not more than once in any twelve (12) month period and provided further that the Company shall not register any securities for the account of itself or any other stockholder during such one hundred twenty (120) day period (other than a registration relating to a corporate reorganization or transaction under Rule 145 of the Securities Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the resale of the Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered).

3.2                               Effective Registration Statement.

(a)                                 The Company shall use its reasonable best efforts to cause the Registration Statement to become effective as soon as practicable, but not later than the Required Effectiveness Date, and shall use its reasonable best efforts to keep the Registration Statement continuously effective under the Securities Act, subject to the provisions of Sections 6.4 and 6.5 hereof, until the earlier of (i) such time as the Company delivers an opinion of counsel reasonably acceptable to the Designated Holder (it being agreed that DLA Piper LLP (US) shall be satisfactory counsel) that the Designated Holder may sell in the open market in a single transaction all Registrable Securities then held by the Investor pursuant to Rule 144 of the Securities Act (or any similar provision then in force) without being subject to the volume limitations thereof or otherwise under an applicable exemption from the registration requirements of the Securities Act, as amended, and all other applicable securities and blue sky laws or (ii) all Registrable Securities covered by such Registration Statement have been sold pursuant to such Registration Statement or pursuant to Rule 144 (such period in respect of such Registrable Securities being the applicable “Effectiveness Period”).

(b)                                 Notwithstanding anything to the contrary in this Agreement (other than Section 3.2(d) below), in the event the staff of the SEC (the “Staff”) or the SEC seeks to characterize any offering pursuant to a Registration Statement filed pursuant to this Agreement as constituting an offering of securities by or on behalf of the Company such that Rule 415 is not available to the Company to register the resale of such Registrable Securities and, as a result, the Staff or the SEC does not permit such Registration Statement to become effective and used for resales in a manner that permits the continuous resale at the market by the Designated Holder participating therein without being named therein as an “underwriter,” then the Company shall reduce the number of shares to be included in such Registration Statement (in accordance with the following sentence) until such time as the Staff and the SEC shall so permit such Registration Statement to become effective as aforesaid.  In addition, in the event that the Staff or the SEC requires any Designated Holder seeking to sell securities under a Registration Statement filed pursuant to this Agreement to be specifically identified as an “underwriter” (an “Underwriter Identification”) in order to permit such Registration Statement to become effective, and such Designated Holder (subject to Section 3.2(d) below) does not consent to being so named as an underwriter in such Registration Statement, then, in each such case, the Company shall reduce the total number of Registrable Securities to be registered on behalf of such Designated Holder, only to the extent necessary as would cause the Staff or the SEC not to require such Underwriter Identification or until such Designated Holder accepts such Underwriter Identification and the manner thereof.  In the event of any reduction in Registrable Securities pursuant to this section), if requested by a Designated Holder holding Registrable Securities that were so excluded from such registration, the Company shall use its reasonable best efforts to cause such Registrable Securities to be registered to the greatest extent and at the earliest opportunity practicable and in any event not later sixty (60) days after the earliest practicable date permitted under applicable guidance of the SEC and the Staff (and shall use its reasonable best efforts to effect additional registrations of Registrable Securities until all such securities have been included in additional Registration Statements);  provided, however, that in no event shall the Company be required to file more than three (3) Registration Statements pursuant to this Section 3.2(b).

(c)                                  Notwithstanding anything to the contrary in this Agreement, a Designated Holder shall have the right to require the Company to exclude all or any portion of such Designated Holder’s Registrable Securities from any Registration Statement, by written notice to the Company upon such Designated Holder’s reasonable belief that (i) inclusion of such Registrable Securities in the Registration Statement could subject such Designated Holder to underwriter liability, or (ii) the SEC or the Staff will impose restrictions and terms on the disposition of such Registrable Securities that are materially inconsistent with the Plan of Distribution attached hereto as Exhibit B.  In such event, the Company shall be required to file a new Registration Statement for such excluded shares in accordance with Section 3.2(b).

(d)                                 If any such Registration Statement and related prospectus refers to any Designated Holder by name or otherwise as the holder of any securities of the Company and if in such holder’s sole and exclusive judgment, such holder is or might be deemed to be an underwriter or a controlling person of the Company, or that such reference could reasonably be expected to result in an Underwriting Identification requirement, such holder shall have the right to (i) require the insertion therein of language, in form and substance satisfactory to such holder and presented to the Company in writing, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company’s securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or (ii)

in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, require the deletion of the reference to such holder.

3.3                               Expenses.  The Company shall bear all Registration Expenses in connection with this ARTICLE III, whether or not the Registration Statement becomes effective.

ARTICLE IV                                                    INCIDENTAL OR “PIGGY-BACK” REGISTRATION

4.1                               Request for Incidental Registration.  At any time after the Issuance Date until the end of the Effectiveness Period, if (i) the Company proposes to file a Registration Statement under the Securities Act with respect to an offering by the Company for its own account (other than a Registration Statement on Form S-4 or S-8 or any successor thereto), or (ii) the Company proposes to file a Registration Statement under the Securities Act with respect to an offering for the account of any stockholder of the Company other than any Designated Holder, then in each case the Company shall give written notice of such proposed filing to each Designated Holder at least thirty (30) days before the anticipated filing date, and such notice shall specify, at minimum, the proposed date of filing of such Registration Statement, any proposed means of distribution of such Registrable Securities or other securities, any proposed managing underwriter or underwriters of such Registrable Securities or other securities and a good faith estimate by the Company of the proposed maximum offering price thereof, as such price is proposed to appear on the facing page of such registration statement, and offer such Designated Holder the opportunity to register the number of Registrable Securities as such Designated Holder may request (an “Incidental Registration”).  The Company shall use its best efforts (within twenty (20) days of the notice by the Designated Holder provided for below in this sentence) to cause the managing underwriter or underwriters in the case of a proposed underwritten offering (the “Company Underwriter”) to permit each Designated Holder who has requested in writing to the Company within ten (10) Business Days of the giving of the notice by the Company to participate in the Incidental Registration to include its, his or her Registrable Securities in such offering on the same terms and conditions as the securities of the Company or the account of such other stockholder, as the case may be, included therein.  In connection with any Incidental Registration under this section involving an underwritten offering, the Company shall not be required to include any Registrable Securities in such underwritten offering unless the Designated Holder thereof accepts the terms of the underwritten offering as reasonably agreed upon between the Company, such other stockholders, if any, and the Company Underwriter.  If the Company Underwriter determines in writing to the Company that the registration of all or part of the Registrable Securities which the Designated Holder has requested to be included in an offering by the Company for its own account (other than a Registration Statement on Form S-4 or S-8 or any successor thereto) would materially adversely affect the price, timing or distribution of the securities offered or the price per security that will derive from such registration, then the Company shall be required to include in such Incidental Registration, to the extent of the amount that the Company Underwriter believes may be sold without causing such adverse effect, (i) all of the securities to be offered for the account of the Company, (ii) the Registrable Securities to be offered for the account of the Designated Holder pursuant to this ARTICLE IV, and (iii) other securities requested to be included in such offering; provided, however, that no such reduction shall reduce the shares of Registrable Securities held by the Designated Holder included in the registration to below 20% of the total amount of securities included in such registration, unless such adverse effect is related to any of the matters contemplated by Section 3.2(b) hereof, in which case such 20% floor shall not apply and such Registrable Securities may be excluded pursuant to the provisions of Section 3.2(b) hereof.  If the Company Underwriter determines in writing that the registration of all or part of the Registrable Securities which the Designated Holder has requested to be included in an offering for the account of any stockholder of the Company other than the Designated Holder (“Other Stockholders”) would materially adversely affect the price, timing or distribution of the securities offered or the price per security that will derive from such registration, then the Company shall be required to include in such Incidental Registration, to the extent of the amount that the Company Underwriter believes may be sold without causing such adverse effect, (i) all of the securities to be offered for the account of such Other Stockholders, (ii) the Registrable Securities to be offered for the account of the Designated Holder pursuant to this ARTICLE IV, (iii) all of the securities to be offered for the account of the Company, and (iv) other securities requested to be included in such offering; provided, however, that no such reduction shall reduce the shares of Registrable Securities held by the Designated Holder included in the registration to below 40% of the total amount of securities included in such registration unless such adverse effect is related to any of the matters contemplated by Section 3.2(b) above, in which case such 40% floor shall not apply and such Registrable Securities may be excluded pursuant to the provisions of Section 3.2(b).  For the avoidance of doubt, no registration pursuant to this section shall relieve the Company of its obligations to register Registrable Securities pursuant to Sections 3.1 and 3.2.

4.2                               Right to Terminate Registration.  The Company shall have the right to terminate or withdraw any registration initiated by it under Section 4.1 prior to the effectiveness of such registration whether or not any Designated Holder has elected to include Registrable Securities in such registration.  A Designated Holder shall have the right, by written notice to the Company, to exclude all or any portion of such Designated Holder’s Registrable Securities from any Registration Statement effected pursuant to this ARTICLE IV at any time prior to its effectiveness.

4.3                               Expenses.  The Company shall bear all Registration Expenses in connection with any Incidental Registration pursuant to this ARTICLE IV, whether or not such Incidental Registration becomes effective.

ARTICLE V                                                         UNDERWRITTEN OFFERINGS

5.1                               Market Underwritten Offering.  After one (1) year from the Issuance Date, the Designated Holder may distribute all or any portion of the Registrable Securities by means of an underwritten offering; provided, that: (i) the Designated Holder has requested such underwritten offering, (ii) the Designated Holder provides written notice to the Company of its intention to distribute Registrable Securities by means of an underwritten offering; (iii) the managing underwriter or underwriters thereof shall be designated by the Designated Holder; (provided, however, that such designated managing underwriter or underwriters shall be reasonably acceptable to the Company); (iv) the Designated Holder completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; and (v) the underwritten sale pursuant to this Section must be for a number of Registrable Securities, which based on the good faith determination by the Designated Holder, would result in gross proceeds of at least $5 million.

5.2                               The Company agrees that in the event an underwritten offering pursuant to Section 5.1 is undertaken, the Company shall (without limitation to the obligations of the Company set forth in Article VI):

(a)                                 enter into and perform customary agreements (including an indemnity agreement with customary indemnification provisions) and take such other actions as reasonably required in order to expedite or facilitate the disposition of such Registrable Securities, including causing its officers to participate in “road shows” and other information meetings organized by the underwriter, if applicable;

(b)                                 make available at reasonable times for inspection by any Designated Holder, any managing underwriter participating in any disposition of such Registrable Securities pursuant to a Registration Statement, Holder’s Counsel and any attorney, accountant or other agent retained by any such Designated Holder or any managing underwriter (each, an “Inspector” and, collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries and such other information (collectively, the “Records”) as shall be reasonably necessary to enable any such Inspector to exercise their due diligence responsibility, and cause the Company’s and its subsidiaries’ officers, directors and employees, and the independent public accountants of the Company, to supply all information reasonably requested by any such Inspector in connection with such Registration Statement.  Notwithstanding the foregoing, Records and other information that the Company determines, in good faith, to be confidential, and which is delivered to the Inspectors pursuant to written instruction to keep such information confidential, shall not be disclosed by the Inspectors or used for any purpose other than as necessary or appropriate for the purpose of such inspection (and the Inspectors shall confirm their agreement in writing in advance to the Company if the Company shall so request) unless (i) the disclosure of such Records is necessary, in the Company’s judgment, to avoid or correct a misstatement or omission in the Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction after exhaustion of all appeals therefrom or (iii) the information in such Records was and/or becomes otherwise known to the Inspectors on a non-confidential basis, prior to or after its disclosure by the Company, or was and/or becomes generally available to the public.  Each Designated Holder agrees that it shall promptly, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company’s expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential, and such Designated Holder shall reasonably cooperate with the Company in connection therewith;

(c)                                  furnish, at the request of any seller of Registrable Securities on the date such securities are delivered to the underwriters for sale pursuant to such registration or, if such securities are not being sold through underwriters, on the date the Registration Statement with respect to such securities becomes effective and dated as of such date, an opinion of counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the seller making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as the underwriters, if any, and such seller may reasonably request and are customarily included in such opinions; and

(d)                                 obtain one or more “cold comfort” letters, dated the effective date of such Registration Statement and dated the date of the closing under the applicable underwriting agreement, signed by the independent certified public accountants of the Company who have certified the financial statements included in such Registration Statement, in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the Designated Holder.

ARTICLE VI                                                    REGISTRATION PROCEDURES

6.1                               Obligations of the Company.  Whenever registration of Registrable Securities has been requested pursuant to ARTICLE III or ARTICLE IV of this Agreement, the Company shall use its reasonable best efforts to effect the registration of such Registrable Securities in accordance with the intended method of distribution thereof, and in connection with any such request, the Company shall, as expeditiously as possible:

(a)                                 before filing a Registration Statement or prospectus or any amendments or supplements thereto relating to Registrable Securities, the Company shall provide a single counsel selected by the Designated Holder (“Holder’s Counsel”) with an adequate and appropriate opportunity to review and comment on such Registration Statement and each prospectus included therein (and each amendment or supplement thereto) to be filed with the SEC, provided, that in no event shall such review period be required to be more than ten (10) days.  The Company shall reasonably cooperate with Holder’s Counsel in performing the Company’s obligations under this Agreement.  The Company shall promptly notify the Holder’s Counsel and each seller of Registrable Securities of any stop order issued or threatened by the SEC relating to Registrable Securities and use all best efforts to prevent the entry of such stop order or to remove it if entered;

(b)                                 prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be reasonably necessary to keep such

Registration Statement effective for the period specified in such ARTICLE III, or with respect to ARTICLE IV and if not so specified therein, the lesser of (A) one hundred and eighty (180) days and (B) such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold and shall comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;

(c)                                  furnish to each seller of Registrable Securities, prior to filing a Registration Statement relating to Registrable Securities, at least one executed copy of such Registration Statement as is proposed to be filed, and thereafter such number of conformed copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such Registration Statement (including each preliminary prospectus and any summary prospectus) and such other documents or prospectus as each such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(d)                                 register or qualify such Registrable Securities under such other securities or “blue sky” laws of such jurisdictions as any seller of Registrable Securities may reasonably request, and continue such registration or qualification in effect in such jurisdiction for as long as permissible pursuant to the laws of such jurisdiction, or for as long as any such seller reasonably requests or until all of such Registrable Securities are sold, whichever is shortest, and do any and all other acts and things which may be reasonably necessary or advisable to enable any such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, however, that the Company shall not be required to (i) qualify generally to do business as a foreign entity in any jurisdiction where it would not otherwise be required to qualify but for this section, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

(e)                                  promptly notify each seller of Registrable Securities: (i) when a prospectus, any prospectus supplement, a Registration Statement or a post-effective amendment to a Registration Statement (but only if relating to Registrable Securities) has been filed with the SEC, and, with respect to a Registration Statement or any post-effective amendment (but only if relating to Registrable Securities), when the same has become effective; (ii) of any comments or request by the SEC or any other federal or state Governmental Authority for amendments or supplements to a Registration Statement or related prospectus or for additional information (but only if relating to Registrable Securities); (iii) of the issuance by the SEC or any other Governmental Authority of any stop order suspending the effectiveness of a Registration Statement relating to Registrable Securities or of any order suspending or preventing the use of any related prospectus or the initiation or threatening of any proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceedings for such purpose; (v) of the existence of any fact or happening of any event (including the passage of time) of which the Company has knowledge which makes any statement of a material fact in such Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue or which would require the making of any changes to the Registration Statement or prospectus in order that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of such prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (vi) determination by counsel of the Company that a post-effective amendment to a Registration Statement relating to Registrable Securities is advisable;

(f)                                   upon the occurrence of any event contemplated by clause (v) of Section 6.1(e), as promptly as practicable, prepare a supplement, amendment or post-effective amendment to such

Registration Statement or related prospectus and furnish to each seller of Registrable Securities a reasonable number of copies of such supplement to or an amendment or post-effective amendment of such Registration Statement or prospectus as may be necessary so that, after delivery to the purchasers of such Registrable Securities, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of such prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(g)                                 Upon the occurrence of any event contemplated by clauses (iii) or (iv) of Section 6.1(e), as promptly as practicable, the Company shall use its reasonable best efforts to promptly obtain the withdrawal of any such order or suspension and shall immediately notify each seller of Registrable Securities of any such withdrawal;

(h)                                 cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed; provided, that the applicable listing requirements are satisfied;

(i)                                    keep Holder’s Counsel reasonably advised in writing as to the initiation and progress of any registration hereunder; provided, that the Company shall provide Holder’s Counsel with all correspondence with Staff or the SEC in connection with any Registration Statement filed hereunder to the extent that such Registration Statement has not been declared effective on or prior to the date required hereunder;

(j)                                    provide reasonable cooperation to each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the FINRA; provided, that the Company shall not be required to incur material expenses or obligations in connection with its obligations under this section;

(k)                                 cooperate with the Designated Holder of the Registrable Shares to facilitate the timely preparation and delivery of certificates representing such Registrable Shares to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free of any restrictive legends and in such denominations and registered in such names as such Designated Holder may request;

(l)                                    not later than the Required Effectiveness Date of any Registration Statement, the Company shall provide CUSIP numbers for the Registrable Securities registered for resale under such Registration Statement, and provide the transfer agent for the Registrable Shares one or more certificates for such Registrable Shares, in a form eligible for deposit with the Depository Trust Company; and

(m)                             take all other steps reasonably necessary and advisable to effect the registration of the Registrable Securities contemplated hereby.

6.2                               Seller Information.  The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish, and such seller shall furnish, to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing in response to requests made by the Staff or to permit the Company to comply with the rules and regulations of the SEC.  The furnishing of such information shall be a condition to the inclusion of the seller’s shares in such registration.

6.3                               Registration Expenses.  The Company shall pay all expenses arising from or incident to its performance of, or compliance with, this Agreement, including, without limitation, (i) SEC, stock exchange and FINRA registration and filing fees, (ii) all fees and expenses incurred in complying with securities or “blue sky” laws (including reasonable fees, charges and disbursements of counsel to any underwriter incurred in connection with “blue sky” qualifications of the Registrable Securities as may be set forth in any underwriting agreement), (iii) all printing, messenger and delivery expenses, (iv) the reasonable fees, charges and expenses of the Holder’s Counsel (including without limitation the fees charges and expenses incurred in connection with any amendments to a Registration Statement), and (v) the reasonable fees, charges and expenses of counsel to the Company and of its independent certified public accountants and any other accounting fees, charges and expenses incurred by the Company (including, without limitation, any expenses arising from any “cold comfort” letters or any special audits incident to or required by any registration or qualification), regardless of whether such Registration Statement is declared effective.  All of the expenses described in the preceding sentence of this section are referred to herein as “Registration Expenses.”  The Designated Holder of Registrable Securities sold pursuant to a Registration Statement shall bear the expense of any broker’s commission or underwriter’s discount or commission relating to registration and sale of such Designated Holder’s Registrable Securities.

6.4                               Notice to Discontinue.  Each Designated Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in clause (v) of Section 6.1(e), such Designated Holder shall forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Designated Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 6.1(f) and, if so directed by the Company, such Designated Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Designated Holder’s possession, of the prospectus covering such Registrable Securities which is current at the time of receipt of such notice.  If the Company shall give any such notice, the Company shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement (including, without limitation, the period referred to in Section 6.1(b)) by the number of days during the period from and including the date of the giving of such notice pursuant to clause (v) of Section 6.1(e) to and including the date when sellers of such Registrable Securities under such Registration Statement shall have received the copies of the supplemented or amended prospectus contemplated by, and meeting the requirements of, Section 6.1(f); provided, that, no single suspension under this section shall exceed forty-five (45) days in any one hundred and eighty (180) day period and in no event shall more than one suspension event exceed, in the aggregate, sixty (60) days in any twelve (12) month period.

6.5                               Suspension of Sales.  Notwithstanding anything in this Agreement to the contrary, so long as the Registration Statement is on Form S-1 or on any other form that does not allow for forward incorporation by reference of reports and other materials filed by the Company pursuant to Section 13(a) or 15(d) of the Exchange Act, the Company may suspend sales under such Registration Statement as follows (but, in any event, no single suspension event shall exceed forty-five (45) days in any one hundred and eighty (180) day period) and in no event shall more than one suspension event exceed, in the aggregate, sixty (60) days in any twelve (12) month period: (i) for the period commencing at the time that the Company disseminates a press release announcing its preliminary financial results for any fiscal period and ending on the third (3rd) Business Day after the earlier of (A) the date that the related report on Form 10-K or 10-Q, as applicable, under the Exchange Act is filed with the SEC and (B) the date on which such report is required to be filed under the Exchange Act (giving effect to Rule 12b-25 promulgated thereunder); (ii) for the period commencing at the time that the Company disseminates a press release announcing a material development that would make a statement of a material fact in such Registration Statement untrue or misleading and ending on the third (3rd) Business Day after the earlier of (A) the date that the related report on Form 8-K is filed with the SEC and (B) the date on which such report is required to be filed under the Exchange Act (giving effect to Rule 12b-25 promulgated thereunder); (iii) to the extent necessary to allow any post-effective amendment to the Registration Statement or supplement to the prospectus to be prepared and, if necessary, filed with the SEC and, in the case of a post-effective amendment, declared effective; and (iv) for a period during which the Company, in the good faith opinion of the Board of Directors, determines that the disclosure of material, non-public information concerning the Company or any of its subsidiaries would be materially detrimental to the

Company; provided, that the Company shall promptly notify the Designated Holder in writing (I) of the existence of such material, non-public information (provided that in each notice the Company will not disclose the content of such material, non-public information to the Designated Holder) and the date on which such suspension will begin and (II) of the date on which such suspension ends.  The Company will use its reasonable best efforts to minimize periods during which the Registration Statement is not effective.

ARTICLE VII                                               INDEMNIFICATION; CONTRIBUTION

7.1                               Indemnification by the Company.  The Company agrees to indemnify and hold harmless each Designated Holder, its general or limited partners, members, directors, officers, Affiliates and each Person who controls (within the meaning of Section 15 of the Securities Act) any of the foregoing from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) (each, a “Liability” and collectively, “Liabilities”), (i) arising out of or based upon any untrue, or allegedly untrue, statement of a material fact contained in any Registration Statement, prospectus or preliminary, final or summary prospectus, or document incorporated by reference into any of the foregoing, or notification or offering circular (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), (ii) arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which such statements were made, except insofar as such Liability arises out of or is based upon any untrue statement or omission contained in such Registration Statement, preliminary prospectus or final prospectus in reliance and in conformity with information concerning such Designated Holder furnished in writing to the Company by such Designated Holder specifically for use therein, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities laws or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities laws in connection with the sale of securities by such Designated Holder pursuant to any Registration Statement in which such Designated Holder is participating.  The Company shall also provide customary indemnities to any underwriters (or persons, including broker-dealers or agents deemed “underwriters” within the meaning of the Securities Act) of the Registrable Securities, their officers, directors and employees and each Person who controls such underwriters (within the meaning of Section 15 of the Securities Act) to the same extent as provided above with respect to the indemnification of the Designated Holder of Registrable Securities.

7.2                               Indemnification by Designated Holder.  In connection with any Registration Statement in which a Designated Holder is participating pursuant to ARTICLE III or ARTICLE IV hereof, each such Designated Holder shall promptly furnish to the Company in writing such information with respect to such Designated Holder as may be required by law or regulation for use in connection with any such Registration Statement or prospectus and all information required to be disclosed in order to make the information previously furnished to the Company by such Designated Holder not materially misleading or necessary to cause such Registration Statement or prospectus not to omit a material fact with respect to such Designated Holder necessary in order to make the statements therein not misleading.  Each Designated Holder agrees to indemnify and hold harmless the Company, its directors, officers, Affiliates, and each Person who controls the Company to the same extent as the foregoing indemnity from the Company to the Designated Holder, but only if such untrue statement or omission was made in reliance upon and in conformity with information with respect to such Designated Holder furnished in writing to the Company by such Designated Holder specifically for use in such Registration Statement or preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing; provided, however, that the total amount to be indemnified by such Designated Holder pursuant to this Section 7.2 shall be limited to the net proceeds (after deducting the underwriters’ discounts and commissions) received by such Designated Holder in the offering to which the Registration Statement or prospectus relates.

7.3                               Conduct of Indemnification Proceedings.  Any Person entitled to indemnification hereunder (the “Indemnified Party”) agrees to give prompt written notice to the indemnifying party (the “Indemnifying Party”) after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided, however, that the failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party of any Liability that it may have to the Indemnified Party hereunder (except to the extent that the Indemnifying Party is materially prejudiced or otherwise forfeits substantive rights or defenses by reason of such failure).  If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such Indemnified Party.  The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action with counsel reasonably satisfactory to the Indemnified Party or (iii) such parties have been advised in writing by such counsel that either (x) representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct or (y) there may be one or more legal defenses available to the Indemnified Party which are different from or additional to those available to the Indemnifying Party, in any of such cases, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all similarly-situated Indemnified Parties.  No Indemnifying Party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld.  No Indemnifying Party shall, without the consent of such Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which such Indemnified Party is a party and indemnity has been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability for claims that are the subject matter of such proceeding.

7.4                               Contribution.

(a)                                 If the indemnification provided for in this ARTICLE VII from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any Liabilities referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such Liabilities, as well as any other relevant equitable considerations.  The relative faults of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action.  The amount paid or payable by a party as a result of the Liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 7.1 and 7.2, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding; provided, that the total amount to be contributed by such Designated Holder shall be limited to the net proceeds (after deducting the underwriters’ discounts and commissions) received by such Designated Holder in the offering.  No Person involved in the sale of Registrable Securities who is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such sale shall be entitled to indemnification or contribution from any Person involved in such sale of Registrable Securities who is not guilty of fraudulent misrepresentation.

(b)                                 The parties hereto agree that it would not be just and equitable if contribution pursuant to this section were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in Section 7.4(a).  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

ARTICLE VIII                                          COVENANTS

8.1                               Rule 144.  The Company covenants that from and after the date hereof it shall use its best efforts to (a) file any reports required to be filed by it under the Exchange Act and (b) take such further action as each Designated Holder may reasonably request (including providing any information necessary to comply with Rule 144 under the Securities Act), all to the extent required from time to time to enable such Designated Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such rule may be amended from time to time, or Regulation S under the Securities Act or (ii) any similar rules or regulations hereafter adopted by the SEC.  The Company shall, upon the request of any Designated Holder, deliver to such Designated Holder a written statement as to whether it has complied with such requirements.

8.2                               Limitations on Registration Rights.  No Person shall, without the prior written consent of the Designated Holder, be permitted to include securities of the Company in any registration filed under ARTICLE III hereto.

ARTICLE IX                                                   MISCELLANEOUS

9.1                               Recapitalizations, Exchanges, etc.  The provisions of this Agreement shall apply to the full extent set forth herein with respect to (i) the shares of Common Stock and the Common Stock Equivalents, (ii) any and all shares of voting common stock of the Company into which the shares of Common Stock or Common Stock Equivalents are converted, exchanged or substituted in any recapitalization or other capital reorganization by the Company and (iii) any and all equity securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in conversion of, in exchange for or in substitution of, the shares of Common Stock or Common Stock Equivalents and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof.  The Company shall cause any successor or assign (whether by merger, consolidation, sale of assets or otherwise) to assume the Company’s obligations hereunder as a condition of any such transaction.

9.2                               Other Registration Rights.  The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Designated Holder in this Agreement.

9.3                               Remedies.  The Designated Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of their rights under this Agreement.  The Company agrees that monetary damages alone would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate.

9.4                               Notices.  All notices, demands and other communications provided for or permitted hereunder shall be made in the manner provided for under the Purchase Agreement.

9.5                               Successors and Assigns; Third Party Beneficiaries.  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto; provided, that the rights of the Designated Holder contained in this Agreement shall be automatically transferred to the transferee of any Registrable Security provided that (i) such transferee agrees to become a party to this Agreement and be fully bound by, and subject to, all of the terms and conditions of the Agreement as though an original party hereto; (ii) the Company is furnished with written notice of (a) the name and address of such transferee, and (b) the securities with respect to which such registration rights are being transferred; (iii) immediately following such transfer the further disposition of such securities by the transferee is restricted under the Securities Act or applicable state securities laws if so required; and (iv) such transfer shall have been conducted in accordance with all applicable federal and state securities laws.  All of the obligations of the Company hereunder shall survive any transfer.  Except as provided in ARTICLE VII, no Person other than the parties hereto and their successors and permitted assigns are intended to be a beneficiary of this Agreement.

9.6                               Aggregation of Stock.  All shares of Registrable Securities held or acquired by Affiliated entities or Persons or entities or Persons under common management or control shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

9.7                               Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered (including by facsimile) to the other parties.

9.8                               Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

9.9                               Governing Law; Consent to Jurisdiction.  This agreement shall be governed by and construed in accordance with the laws of the state of New York without regard to the principles of conflicts of law thereof that would implicate or cause the laws of another jurisdiction to apply. The parties hereto irrevocably submit to the exclusive jurisdiction of any federal court sitting in the borough of Manhattan in the City and State of New York over any suit, action or proceeding arising out of or relating to this Agreement. To the fullest extent they may effectively do so under applicable law, the parties hereto irrevocably waive and agree not to assert, by way of motion, as a defense or otherwise, any claim that they are not subject to the jurisdiction of any such court, any objection that they may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

9.10                        WAIVER OF JURY TRIAL.  EACH PARTY HERETO WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN.

9.11                        Severability.  In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

9.12                        Rules of Construction.  Unless the context otherwise requires (a)  the words “hereof,” “herein,” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement; (b) terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa; (c) the terms “Dollars,” “dollars” and “$” mean United States Dollars; (d) references herein to a specific Section, Subsection, recital, Schedule or Exhibit shall refer, respectively, to Sections, Subsections, recitals, Schedules or Exhibits of this Agreement; (e) wherever the word “include,” “includes,” or “including” is used in this Agreement, it shall be deemed to be followed by the words “without limitation;” (f) references herein to any gender or no gender shall include each other gender; (g) references herein to any Person shall include such Person’s heirs, executors, personal representatives, administrators, successors and assigns; provided, however, that nothing contained in this clause (g) is intended to authorize any assignment or transfer not otherwise permitted by this Agreement; (h) references herein to a Person in a particular capacity or capacities shall exclude such Person in any other capacity; (i) with respect to the determination of any period of time, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding;” (j) the word “or” shall be disjunctive but not exclusive; (k) references herein to any law (including any federal, state, provincial, local, municipal, foreign, international, multinational, or other administrative statute, regulation, order, rule, directive, ordinance, code, constitution, principle of common law, equity or treaty) shall be deemed to refer to such law as amended, modified, codified, reenacted, supplemented or superseded in whole or in part and in effect from time to time, and also to all rules and regulations promulgated thereunder; (l) references to any contract means such contract as amended, supplemented or modified in accordance with the terms thereof; and (m) if the last day for the giving of any notice or the performance of any act required or permitted under this Agreement is a day that is not a Business Day, then the time for the giving of such notice or the performance of such action shall be extended to the next succeeding Business Day.

9.13                        Entire Agreement; Amendments.  This Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter hereof, and supersede and replace in their entirety any prior proposals, term sheets, letters, negotiations or other documents or agreements, whether written or oral, with respect to the subject matter hereof or thereof.  No amendment, waiver or other modification of any provision of this Agreement shall be effective unless the same shall be in writing and signed by the Company and the Designated Holder and then any such waiver or consent shall be effective, but only in the specific instance and for the specific purpose for which given.

9.14                        Further Assurances.  Each of the parties shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations or other actions by, or giving any notices to, or making any filings with, any governmental authority or any other Person) as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

9.15                        Other Agreements.  Nothing contained in this Agreement shall be deemed to be a waiver of, or release from, any obligations any party hereto may have under any other agreement including, but not limited to, the Charter Documents and the Purchase Agreement.

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IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Registration Rights Agreement on the date first written above.

COMPANY:

NETLIST, INC.

/s/ Gail Sasaki
By: Gail Sasaki
Its: CFO, VP, Secretary

SIGNATURE PAGE TO THE REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Registration Rights Agreement on the date first written above.

INVESTOR:

SVIC NO. 28 NEW TECHNOLOGY BUSINESS INVESTMENT L.L.P.

/s/ Seon Jong Lee
By: Seon Jong Lee
Its: Chief Executive Officer

SIGNATURE PAGE TO THE REGISTRATION RIGHTS AGREEMENT

EXHIBIT A

PLAN OF DISTRIBUTION

The selling stockholders may, from time to time, sell any or all of their shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions.  These sales may be at fixed or negotiated prices.  The selling stockholders may use any one or more of the following methods when selling shares:

•                  ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•                  block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•                  purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•                  an exchange distribution in accordance with the rules of the applicable exchange;

•                  privately negotiated transactions;

•                  short sales;

•                  through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•                  broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•                  one or more underwritten offerings on a firm commitment or best efforts basis;

•                  a combination of any such methods of sale; and

•                  any other method permitted pursuant to applicable law.

The selling stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

Broker-dealers engaged by the selling stockholders may arrange for other brokers-dealers to participate in sales.  Broker-dealers may receive commissions or discounts from the selling stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated, which commissions or discounts may be less than or in excess of those customary in the types of transactions involved.  Any profits on the resale of shares of common stock by a broker-dealer acting as principal might be deemed to be underwriting discounts or commissions under the Securities Act.  Discounts, concessions, commissions and similar selling expenses, if any, attributable to the sale of shares will be borne by a selling stockholder.

The selling stockholders may from time to time pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time under this prospectus after we have filed a supplement to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 supplementing or amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus and may sell the shares of common stock from time to time under this prospectus after we have filed a supplement to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 supplementing or amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

Any broker-dealers or agents that are involved in selling the shares of common stock may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales.  In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares of common stock purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.

We are required to pay all fees and expenses incident to the registration of the shares of common stock.  We have agreed to indemnify the selling stockholders (as well as persons, including broker-dealers or agents deemed to be “underwriters” within the meaning of the Securities Act) against certain losses, claims, damages and liabilities, including liabilities under the Securities Act, in accordance with a registration rights agreement, or the selling stockholders will be entitled to contribution.

The selling stockholders have advised us that they have not entered into any agreements, understandings or arrangements with any underwriters or broker-dealers regarding the sale of their shares of common stock, nor is there an underwriter or coordinating broker acting in connection with a proposed sale of shares of common stock by any selling stockholder.  If we are notified by any selling stockholder that any material arrangement has been entered into with any underwriters or broker-dealers for the sale of shares of common stock, if required, we will file a supplement to this prospectus.